SUPPLEMENT TO PROSPECTUS

Waddell & Reed Funds, Inc. Class Y Shares

The following information replaces the disclosure at the beginning of the section entitled "About Your Account":

Class Y shares are designed for institutional investors. Class Y shares are available for purchase by:

_ participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Internal Revenue Code of 1986, as amended (the "Code"), when the plan holds the shares in an omnibus account on the Fund's records and to which an unaffiliated third party provides certain administrative, distribution, and/or other support services;

_ banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for accounts of their customers are held in an omnibus account on the Fund's records and to which entity or administrator an unaffiliated third party provides certain administrative, distribution and/or other support services; and

_ government entities or authorities and corporations to which entity, authority or corporation an unaffiliated third party provides certain administrative, distribution and/or other support services where the investment is $1 million or more.

To be attached to the cover page of the Prospectus of Waddell & Reed Funds, Inc. Class Y Shares dated December 2, 1995.

This Supplement is dated January 9, 1996.

WRS3000YB